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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)   October 18, 2006
                                                        ------------------------

                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

         0-23494                                           35-1778566
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(Commission File Number)                       (IRS Employer Identification No.)


2601 Metropolis Parkway, Suite, 210 Plainfield, Indiana                 46168
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        (Address of Principal Executive Offices)                      (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 18, 2006 Brightpoint North America, L.P., a Delaware limited partnership ("Brightpoint NA"), and Wireless Fulfillment Services LLC, a California limited liability company (together with Brightpoint N.A., the "Borrowers"), both subsidiaries of Brightpoint, Inc., entered into Amendment No. 3 (the "Third Amendment") to the Amended and Restated Credit Agreement dated as of March 18, 2004 among Borrowers, a syndicate of lenders led by General Electric Capital Corporation ("GECC") and the other credit parties thereto (the "Revolver"). The Third Amendment modifies the Revolver by, among other things, lowering the threshold Fixed Charge Coverage Ratios to be maintained prior to causing a change in the level of the applicable margins to be added to the applicable interest rates; permitting the Borrowers to request an increase of up to $40,000,000 in aggregate commitments, provided that GECC consents to the increase and provided further that each increase be in a minimum amount of $10,000,000 or, if less, the remaining amount of the $40,000,000 aggregate limit; clarifying the terms upon which the Borrowers can enter into intercompany loans and advances; and restating the terms upon which a Borrower can make a Restricted Payment, as that term is defined in the Revolver.

The foregoing summary of the Third Amendment is qualified in its entirety by the text of the Third Amendment, which is filed herewith as Exhibit 10.1, and which is incorporated herein by reference.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under "Item 1.01. Entry into a Material Definitive Agreement" with respect to the Third Amendment is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     10.1. Amendment No. 3 dated October 18, 2006 to Amended and Restated Credit Agreement dated as of March 18, 2004 among Brightpoint North America L.P., a Delaware limited partnership, and Wireless Fulfillment Services LLC, a California limited liability company, General Electric Capital Corporation, a Delaware corporation, for itself, as Lender, and as Agent for Lenders, and the other Lenders and the other Credit Parties signatory to the Amended and Restated Credit Agreement.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   BRIGHTPOINT, Inc.
                                   (Registrant)


                                   By: /s/ Steven E. Fivel
                                      ------------------------------------------
                                      Steven E. Fivel
                                      Executive Vice President, General Counsel
                                      and Secretary

Date: October 23, 2006